SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

September 2, 2010
--------------------------------------------------------
Date of Report (date of earliest event reported)

American TonerServ Corp.
--------------------------------------------------------------
Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
------------------------------	-------------------	--------------------------
State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

6085 State Farm Drive, Suite 110, Rohnert Park, CA  94928
-------------------------------------------------------------------------------
Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
----------------------------------------------------------------
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

            On September 2, 2010, the Board of Directors of American TonerServ Corp. (the "Company") elected Clyde C. Shaver IV to serve as a Director of the Company to fill the vacancy created by the recent resignation of Gregory Curhan from the Board.  Since December 2007, he has been co-president of the Company's Tonertype subsidiary.  In 1995, Mr. Shaver co-founded, with his brother, Tonertype of Florida which was engaged in the business of print management, printing supplies and repair service.  He served as Tonertype of Florida's co-president from 1995 to December 2007 when the Company acquired most of Tonertype of Florida's assets.  Mr. Shaver received a bachelor's degree in corporate finance from Western Carolina University in 1992.  He is 43 years old.

No determination has been made as to whether Mr. Shaver will serve on any of the committees of the Company's Board of Directors.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: September 10, 2010	By:	/s/ Daniel J. Brinker
Daniel J. Brinker, Chief Financial Officer